UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:          November 15, 2010
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (a Wisconsin Corporation) 130 East Randolph Drive Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 15, 2010, Integrys Energy Group, Inc. (the “Company”) sold $250,000,000 aggregate principal amount of its 4.170% Senior Notes Due November 1, 2020 (the “Senior Notes”) in a public offering through Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Morgan Stanley & Co. Incorporated, Mizuho Securities USA Inc., Scotia Capital (USA) Inc. and U.S. Bancorp Investments, Inc.  The Senior Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-158218).  In connection with the offering and sale of the Senior Notes, final versions of the following are filed herewith:  (1) the Underwriting Agreement, dated November 9, 2010, by and among the Company and Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Morgan Stanley & Co. Incorporated, for themselves and as representatives of the several underwriters named therein; (2) the Fifth Supplemental Indenture, dated as of November 1, 2010, by and between the Company and U.S. Bank National Association, as trustee, creating the Senior Notes, including the form of note; (3) the new Replacement Capital Covenant, dated as of December 1, 2010 (the “New RCC”), whereby the Company covenants for the benefit of holders of a designated series of the Company’s long-term indebtedness that ranks senior to the Company’s 6.11% Junior Subordinated Notes Due 2066 (the “Junior Subordinated Notes”) that it will not redeem or repurchase the Junior Subordinated Notes on or before December 1, 2036, unless, subject to certain limitations, during the 360 days prior to the date of that redemption or repurchase the Company has received a specified amount of proceeds from the sale of qualifying securities that have equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Junior Subordinated Notes; and (4) an Amendment to the Replacement Capital Covenant, dated as of December 1, 2010 (the “Amendment”), which amends the terms of the Replacement Capital Covenant, dated as of December 1, 2006, by the Company in favor of and for the benefit of certain debtholders (the “Existing RCC”) to delete those covenants (Sections 2 and 3 thereof) that currently restrict the Company’s ability to redeem or repurchase the Junior Subordinated Notes without the issuance of certain replacement capital securities.

The foregoing descriptions of the Senior Notes, the New RCC, the Amendment, the Existing RCC and other documents relating to this transaction do not purport to be complete and are qualified in their entirety by reference to the full texts of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)		Not applicable

(b)		Not applicable

(c)		Not applicable

(d)	Exhibits. The following exhibits are being filed herewith:

1
Underwriting Agreement, dated November 9, 2010, by and among Integrys Energy Group, Inc. and Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Morgan Stanley & Co. Incorporated, for themselves and as representatives of the several underwriters named therein

	4	Fifth Supplemental Indenture, dated as of November 1, 2010, by and between Integrys Energy Group, Inc. and U.S. Bank National Association, as trustee

	99.1	Replacement Capital Covenant of Integrys Energy Group, Inc., dated as of December 1, 2010

99.2
Replacement Capital Covenant of Integrys Energy Group, Inc. (f/k/a WPS Resources Corporation), dated as of December 1, 2006 (incorporated by reference to Exhibit 99 to Integrys Energy Group’s Form 8-K filed December 1, 2006)

99.3	Amendment, dated as of December 1, 2010, to Replacement Capital Covenant, dated as of December 1, 2006, of Integrys Energy Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC. By: /s/ Barth J. Wolf Barth J. Wolf Vice President, Chief Legal Officer and Secretary

Date: November 15, 2010

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated November 15, 2010

Exhibit Number

1
Underwriting Agreement, dated November 9, 2010, by and among Integrys Energy Group, Inc. and Citigroup Global Markets Inc., Mitsubishi UFJ Securities (USA), Inc. and Morgan Stanley & Co. Incorporated, for themselves and as representatives of the several underwriters named therein

4	Fifth Supplemental Indenture, dated as of November 1, 2010, by and between Integrys Energy Group, Inc. and U.S. Bank National Association, as trustee

99.1	Replacement Capital Covenant of Integrys Energy Group, Inc., dated as of December 1, 2010

99.2
Replacement Capital Covenant of Integrys Energy Group, Inc. (f/k/a WPS Resources Corporation), dated as of December 1, 2006 (incorporated by reference to Exhibit 99 to Integrys Energy Group’s Form 8-K filed December 1, 2006)

99.3	Amendment, dated as of December 1, 2010, to Replacement Capital Covenant, dated as of December 1, 2006, of Integrys Energy Group, Inc.